VANGUARD(R)NEW YORK TAX-EXEMPT FUNDS

ANNUAL REPORT * NOVEMBER 30, 2001

BOND

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to
buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                   1
Notice to Our Shareholders                 7
Report from the Adviser                    8
Fund Profiles                             11
Glossary of Investment Terms              13
Performance Summaries                     14
Financial Statements                      16
Advantages of Vanguard.com                36

SUMMARY

* The Vanguard New York Tax-Exempt Funds earned excellent total returns in fiscal 2001, topping the results of their average peers.

* The funds' yields fell during the 12 months. The yield of the New York Tax-Exempt Money Market Fund plunged by nearly 2.5 percentage points.

* Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,

During the 12 months ended November 30, 2001, VANGUARD(R) NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND earned a total return of 8.4%, a result that was excellent both on an absolute basis and relative to competing mutual funds. vanguard(R) new york tax-exempt money market fund earned a solid total return of 2.8%, ahead of its average peer.

     The table below presents the 12-month returns for the Vanguard New York Tax-Exempt Funds and their average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market. In addition, the table shows the return for our Long-Term Tax-Exempt Fund's Admiral(TM) Shares--a separate, lower-cost class of shares for large or long-standing accounts--which we introduced in May.


------------------------------------------------------------------
2001 TOTAL RETURNS                               FISCAL YEAR ENDED
                                                       NOVEMBER 30
------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND                2.8%
 (SEC 7-Day Annualized Yield: 1.54%)
Average New York Tax-Exempt Money Market Fund*                2.4
------------------------------------------------------------------
VANGUARD NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND           8.4%
Average New York Insured Municipal Debt Fund*                 7.3
Lehman Municipal Bond Index                                   8.8
------------------------------------------------------------------

Admiral Shares (since inception on May 14, 2001)
------------------------------------------------------------------
Vanguard New York Insured Long-Term Tax-Exempt Fund           3.9%
------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The total return (capital change plus reinvested dividends) of the Investor Shares for our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $10.83 per share on November 30, 2000, to $11.20 per share on November 30, 2001, and is adjusted for dividends totaling $0.525 per share from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. (For the Admiral Shares of the Long-Term Fund, the return is based on a rise in net asset value from $11.05 on May 14 to $11.20 on November 30, and is adjusted for dividends of $0.284 per share from net investment income.)

     It's important to note that, because of the sharp slide in interest rates during the past 12 months, the yields offered by our funds have dropped considerably. At the end of the fiscal year, the Insured Long-Term Tax-Exempt Fund's yield was 3.98%, down from 4.90% a year earlier, and the Tax-Exempt Money Market Fund's yield was 1.54%, down from 3.99%. For New York residents, income earned by our funds is exempt from federal and New York income taxes (although it may be subject to local taxes and to the alternative minimum tax).

That means that for taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yields for our funds at the end of the fiscal year were 6.5% for the Long-Term Fund and 2.5% for the Money Market Fund.

FINANCIAL MARKETS IN REVIEW

     The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.

     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. Notably, the shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart below, even while stock prices were plummeting, price/earnings ratios held relatively steady for the year.

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.

     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)

--------------------------------------------------------------------------------
STOCK PRICES AND EARNINGS DECLINE . . .

S&P 500 INDEX EPS

                   PRICE         EARNINGS
YEAR               LEVEL        PER SHARE

11/30/2000       1314.95            57.93
12/31/2000       1320.28            59.21
 1/31/2001       1366.01            59.13
 2/28/2001       1239.94            58.49
 3/31/2001       1160.33            57.44
 4/30/2001       1249.46            55.29
 5/31/2001       1255.82             54.6
 6/30/2001       1224.42            52.78
 7/31/2001       1211.23            55.56
 8/31/2001       1133.58             54.5
 9/30/2001       1040.94            53.93
10/31/2001       1059.78             51.2
11/30/2001       1139.45            49.76

 . . . BUT VALUATIONS END LITTLE CHANGED

P/E RATIO

22.7
22.3
23.1
21.2
20.2
22.6
23.0
23.2
21.8
20.8
19.3
20.7
22.9

THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and The Vanguard Group.

     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Aggregate Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                                --------------------------------
                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Lehman Aggregate Bond Index (Entire market)      11.2%         6.6%         7.4%
Lehman 10 Year Municipal Bond Index               8.2          5.1          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.5          5.0          5.1
--------------------------------------------------------------------------------
BONDS
S&P 500 Index (Large-caps)                      -12.2%         0.5%        10.1%
Russell 2000 Index (Small-caps)                   4.8          6.4          6.8
Wilshire 5000 Index (Entire market)             -11.0          0.8          9.1
MSCI EAFE Index (International)                 -19.8         -4.3          0.4
================================================================================
CPI
Consumer Price Index                              1.9%         2.7%         2.3%
--------------------------------------------------------------------------------

     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.

     In the municipal bond market, yields declined, though the fall was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond declined 37 basis points (0.37 percentage point) to 5.06%, and the 10-year muni fell 48 basis points to 4.20%. Three-month muni yields declined 250 basis points, ending the period at 1.70%. The Lehman 10 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.2% for the 12 months, as solid price increases supplemented interest income. See the Report from the Adviser on page 8 for more information on the municipal bond market and the relative value of munis versus Treasury bonds.

FISCAL 2001 PERFORMANCE OVERVIEW

As we noted earlier, the 12-month performance of Vanguard New York Insured Long-Term Tax-Exempt Fund was excellent in both absolute and relative terms. Our 8.4% total return consisted of an income return of 5.0% and a 3.4% price increase. (The Performance Summary on page 15 presents a similar breakdown of the fund's returns for each of the past ten years.) Our wide margin of superiority--more than a full percentage point--over the average New York insured municipal bond fund resulted both from your fund's skilled investment management and, as we discuss below, from its much lower costs.

     The New York Tax-Exempt Money Market Fund provided a total return of 2.8%, outpacing the 2.4% return of its average peer. Our lower costs were the key reason for our outperformance.

     Though the terrorist attacks have had a devastating effect on New York, the state's finances are not expected to suffer significant damage, particularly because the federal government is committed to footing the bill for the city's recovery efforts. Our investment adviser, Vanguard's Fixed Income Group, is closely monitoring the situation.

--------------------------------------------------------------------------------
The wide gap between the returns of the Insured Long-Term Tax-Exempt Fund and its competitors resulted from the fund's skilled investment management and its much lower costs.
--------------------------------------------------------------------------------

QUALITY MATTERS OVER THE LONG RUN

     On average, the credit quality of the bonds selected by the investment adviser for our Long-Term Fund is higher than the credit quality of bonds owned by the fund's average peer. Over short periods, higher credit quality can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our tilt toward higher-quality bonds is a prudent stance.

     Though we emphasize higher-quality--and, thus, lower-yielding--bonds than our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS

It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds. Fund expenses are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs then consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market mutual funds now charge more in expenses than they offer in yield.

     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. The Investor Shares of our New York Long-Term and Money Market Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.20% and 0.18%, respectively--a fraction of the 1.07% charged by the average New York insured tax-exempt fund and the 0.61% charged by the average New York tax-exempt money market fund. That means that our funds have a huge advantage over their peers: We're fishing in the same pool of securities, yet our peers are charging expenses that are as much as five times higher.

     We realize that an investment in our funds represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

AS RATES FALL, RISK RISES

In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.

     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income, and they can bring valuable diversification to a portfolio of stocks.

THE MUNICIPAL BOND TAX ADVANTAGE

For New York residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in our funds can earn significantly more after-tax income than they could by investing in U.S. Treasury securities. The table below illustrates this advantage.

     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad geographic diversification and thus are more risky than those that spread their investments among many issuers in different states.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                FROM A HYPOTHETICAL $100,000
                                                  INVESTMENT: BASED ON LONG-TERM
                                                  YIELDS AS OF NOVEMBER 30, 2001
                                                 -------------------------------
                                                     SHORT-TERM       LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                                    $ 1,700         $ 5,300
Less taxes (38.6%)                                         (650)         (2,000)
Net after-tax income                                      1,050           3,300
--------------------------------------------------------------------------------
Tax-exempt income                                       $ 1,700         $ 5,100
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE                             $   650         $ 1,800
--------------------------------------------------------------------------------
Percentage advantage                                         62%             55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds, 1.7% for U.S. Treasury bills, 5.1% for long-term municipals, and 1.7% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

LONG-TERM PERFORMANCE OVERVIEW

We believe that the true measure of an investment's success is its long-term record. The accompanying table compares the performance of our funds over longer periods with that of their average peer mutual funds. It also shows the growth of hypothetical $10,000 investments made in each. As you can see, the Vanguard New York Tax-Exempt Funds have established excellent competitive records.

     Just as in the 2001 fiscal year, our fine performance has been a product of our disciplined investment management and our low costs. Our Insured Long-Term Tax-Exempt Fund's advantage is significant: Over ten years, it has produced nearly $1,600 more wealth than its average competitor on the basis of a $10,000 stake. This is about 16% of the original investment.

----------------------------------------------------------------------------------------------------
TOTAL RETURNS                                                     TEN YEARS ENDED NOVEMBER 30, 2001*
                             -----------------------------------------------------------------------
                                       AVERAGE                        FINAL VALUE OF A $10,000
                                    ANNUAL RETURN                         INITIAL INVESTMENT
                             ------------------------        ---------------------------------------
                                              AVERAGE                         AVERAGE
                              VANGUARD      COMPETING         VANGUARD      COMPETING       VANGUARD
NEW YORK TAX-EXEMPT FUND          FUND           FUND             FUND           FUND      ADVANTAGE
----------------------------------------------------------------------------------------------------
Money Market                       3.3%           2.9%       $  11,453      $  11,273        $   180
Insured Long-Term                  7.0            6.1           19,646         18,065          1,581
----------------------------------------------------------------------------------------------------
*For the Money Market Fund, annualized return since inception on September 3,1997.

IN SUMMARY

The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not lead investors to abandon a balanced investment program that includes stocks.

     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that is suitable for your goals, time horizon, and tolerance for risk. And always keep in mind that while the financial markets are not within your control, the amount that you pay for your investments is.


Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 11, 2001

--------------------------------------------------------------------------------
NOTICE TO OUR SHAREHOLDERS

CHANGES IN THE INSURED LONG-TERM TAX-EXEMPT FUND'S INVESTMENT POLICIES AND NAME

After careful consideration, the board of trustees of Vanguard New York Insured Long-Term Tax-Exempt Fund has decided to remove the requirement that the fund hold a minimum percentage of its assets in municipal bonds that are insured. The board decided that maintaining the "insured" bond requirement would limit our flexibility in managing the fund and would not provide a compensating reduction in risk. Consequently, the fund's name will change to Vanguard New York Long-Term Tax-Exempt Fund. Both changes will take effect in late March 2002. The fund's objective--providing income that is exempt from both federal and New York personal income taxes--will not change.

REASONS FOR THE CHANGE

The portfolio manager currently is required to invest at least 80% of fund assets in long-term New York municipal bonds that are insured for the timely payment of principal and interest. (The insurance does not apply to the fund's share price or your investment in the fund.) Two factors were particularly important in our review: the rising cost of this insurance (a cost that directly reduces a bond's yield) and a reduction in the number of newly issued insured bonds in New York.

BENEFITS TO SHAREHOLDERS

Removing the requirement to invest 80% of fund assets in insured bonds is expected to benefit shareholders in at least two ways:

* It will increase the fund's income yield over time as the fund gradually invests in a larger proportion of uninsured bonds, which historically offer higher yields than insured bonds.

* It will increase the fund's diversification because the portfolio manager will be able to invest in a less-restrictive combination of insured and uninsured New York municipal bonds. (Currently, more than half of the nation's municipal bonds are uninsured.)

THE FUND'S NEW CREDIT STANDARDS

Although the insurance requirement will be discontinued in late March, the fund will still adhere to Vanguard's high standards of credit quality. The fund will be required to invest at least 75% of its assets in high-grade municipal bonds--those with credit ratings in one of the three highest categories as determined by independent bond-rating agencies. The rest of the fund's assets may be invested in bonds from the fourth-highest credit-quality category, with the exception that up to 5% of assets may be invested in lower-rated or unrated securities

REPORT FROM THE ADVISER

During the 12 months ended November 30, a sharp decline in interest rates drove bond prices higher and boosted the total return of vanguard new york insured long-term tax-exempt fund to 8.4%. It was the second consecutive fiscal year in which the fund's interest income was augmented by rising prices. VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND returned 2.8%.

     Both funds recorded higher returns than their average competitors. The Tax-Exempt Money Market Fund has topped its average peer every fiscal year since its inception in 1997. The Insured Long-Term Tax-Exempt Fund has done the same 14 years running. A year will probably come when we fall short of these comparative standards, but we fully expect our long-term results to consistently excel. Thank you for entrusting your assets to us.

THE ECONOMY ENTERS A RECESSION

The U.S. economy slowed rapidly during the funds' 2001 fiscal year. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the events of September 11.

     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which had previously held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expect economic output to decline in the fourth quarter as well.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline industry after September 11, helped push the unemployment rate to 5.7% in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.

Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.

     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term interest rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.

MUNICIPAL BONDS SHINE

The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. As a result, we may begin to see some declines in the credit quality of municipal bonds.

     The terrorist attacks caused considerable damage to the economies of both New York City and the state of New York. In the short term, the federal government's $20 billion aid package should hasten economic recovery. Over the longer term, the willingness of business managers to work out of Manhattan will be critical. We will continue to scrutinize the fiscal health of the city, the state, and other municipal-bond issuers affected by the September 11 attacks on an ongoing basis.

     During the fiscal period, lower interest rates made it attractive for issuers to call in higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. In New York, roughly $21 billion in municipal bonds were issued during the fiscal year, up 8% over the same period one year earlier.

     Muni bonds in general recorded terrific absolute returns for the period but underperformed U.S. Treasury bonds. As shown in the table below, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.

--------------------------------------------------------------------------------
YIELDS ON MUNICIPAL BONDS
                                                                          CHANGE
MATURITY        NOVEMBER 30, 2001        NOVEMBER 30, 2000        (BASIS POINTS)
--------------------------------------------------------------------------------
2-year                       2.35%                    4.33%                 -198
5-year                       3.40                     4.46                  -106
10-year                      4.20                     4.68                   -48
30-year                      5.06                     5.43                   -37
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.

     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal 2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

OUR INVESTMENT APPROACH

In investing your money, we take prudent risks that are consistent with the funds' policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.

IAN A. MACKINNON, MANAGING DIRECTOR
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
KATHRYN ALLEN, PRINCIPAL
VANGUARD FIXED INCOME GROUP

DECEMBER 14, 2001

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 13.

---------------------------------
FINANCIAL ATTRIBUTES

Yield                        1.5%
Average Maturity          52 days
Average Quality             MIG-1
Expense Ratio               0.18%
---------------------------------

------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

MIG-1/SP-1+ 54.7%
A-1/P-1 44.1
AAA/AA 0.5
A 0.7
------------------------------
Total 100.0%
------------------------------

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
 FOR NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 13.

--------------------------------------------------
FINANCIAL ATTRIBUTES
                                            LEHMAN
                               FUND         INDEX*
--------------------------------------------------
Number of Issues                265         41,846
Yield                                         4.3%
 Investor Shares               4.0%
 Admiral Shares                4.0%
Yield to Maturity              4.4%             --
Average Coupon                 4.9%           5.4%
Average Maturity          9.3 years     13.9 years
Average Quality                 AAA            AA+
Average Duration          6.7 years      7.7 years
Expense Ratio
 Investor Shares              0.20%             --
 Admiral Shares             0.15%**             --
Cash Investments               0.0%             --
--------------------------------------------------

------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                      88.1%
AA                        9.0
A                         1.7
BBB                       0.7
BB                        0.0
B                         0.0
Not Rated                 0.5
------------------------------
Total                   100.0%
------------------------------

--------------------------------
INVESTMENT FOCUS

CREDIT QUALITY              HIGH
AVERAGE MATURITY            LONG
--------------------------------

--------------------------------------------------
VOLATILITY MEASURES
                                            LEHMAN
                            FUND            INDEX*
--------------------------------------------------
R-Squared                   0.97              1.00
Beta                        1.23              1.00
--------------------------------------------------

--------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year               13.2%
1-5 Years                   8.7
5-10 Years                 54.7
10-20 Years                18.3
20-30 Years                 4.0
Over 30 Years               1.1
--------------------------------
Total 100.0%
--------------------------------

*Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
 FOR NEW YORK TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 3, 1997-NOVEMBER 30, 2001

                                              AVERAGE
                     NEW YORK                NEW YORK
                   TAX-EXEMPT              TAX-EXEMPT
            MONEY MARKET FUND     MONEY MARKET FUND**

9/4/2001                10000                   10000
  199711                10084                   10084
  199802                10166                   10157
  199805                10251                   10235
  199808                10334                   10307
  199811                10414                   10377
  199902                10486                   10438
  199905                10564                   10506
  199908                10642                   10571
  199911                10728                   10646
  200002                10817                   10724
  200005                10923                   10817
  200008                11030                   10912
  200011                11142                   11012
  200102                11239                   11094
  200105                11330                   11173
  200108                11400                   11230
  200111                11453                   11273
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED NOVEMBER 30, 2001
                                 ---------------------------------   FINAL VALUE
                                     ONE              SINCE         OF A $10,000
                                    YEAR          INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
New York Tax-Exempt Money
 Market Fund                        2.79%              3.25%           $  11,453
Average New York Tax-Exempt
 Money Market Fund**                2.37               2.87               11,273
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 3, 1997-NOVEMBER 30, 2001
-----------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT       AVERAGE               NEW YORK TAX-EXEMPT        AVERAGE
              MONEY MARKET FUND        FUND**                MONEY MARKET FUND          FUND**
FISCAL              TOTAL              TOTAL     FISCAL            TOTAL                TOTAL
YEAR               RETURN             RETURN     YEAR             RETURN               RETURN
-----------------------------------------------  ----------------------------------------------
1997                 0.8%               0.8%     2000                3.9%                3.4%
1998                 3.3                2.9      2001                2.8                 2.4
1999                 3.0                2.6
-----------------------------------------------------------------------------------------------
                                                 SEC 7-Day Annualized Yield (11/30/2001): 1.54%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                         SINCE INCEPTION
                                            ONE --------------------------------
                          INCEPTION DATE   YEAR     CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------
New York Tax-Exempt Money
 Market Fund                    9/3/1997  3.19%       0.00%      3.31%     3.31%
--------------------------------------------------------------------------------
 *September 3, 1997.
**Average New York Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 30 for dividend information since inception.

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
  FOR NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

               NEW YORK             AVERAGE
      INSURED LONG-TERM    NEW YORK INSURED                LEHMAN
        TAX-EXEMPT FUND           MUNICIPAL             MUNICIPAL
        INVESTOR SHARES          DEBT FUND*            BOND INDEX

199111            10000               10000                 10000
199202            10279               10261                 10241
199205            10531               10494                 10458
199208            10918               10869                 10845
199211            11063               11005                 11002
199302            11890               11696                 11650
199305            11976               11777                 11709
199308            12407               12231                 12168
199311            12437               12279                 12222
199402            12490               12321                 12295
199405            12236               11991                 11998
199408            12372               12120                 12190
199411            11646               11419                 11583
199502            12824               12431                 12531
199505            13336               12942                 13095
199508            13417               13010                 13271
199511            13963               13632                 13773
199602            14124               13660                 13916
199605            13845               13324                 13694
199608            14110               13585                 13967
199611            14778               14260                 14583
199702            14797               14170                 14683
199705            14958               14270                 14828
199708            15365               14634                 15259
199711            15718               15066                 15629
199802            16128               15262                 16025
199805            16308               15397                 16219
199808            16707               15727                 16578
199811            16927               16055                 16842
199902            17118               16042                 17010
199905            17036               15939                 16976
199908            16628               15625                 16661
199911            16546               15668                 16661
200002            16580               15554                 16656
200005            16822               15664                 16830
200008            17885               16480                 17790
200011            18128               16839                 18024
200102            18854               17262                 18712
200105            18983               17343                 18873
200108            19794               18029                 19603
200111            19646               18065                 19601
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED NOVEMBER 30, 2001
                                  -------------------------------    FINAL VALUE
                                         ONE       FIVE       TEN   OF A $10,000
                                        YEAR      YEARS     YEARS     INVESTMENT
--------------------------------------------------------------------------------
New York Insured Long-Term
 Tax-Exempt Fund Investor Shares       8.37%      5.86%     6.99%       $ 19,646
Average New York Insured Municipal
 Debt Fund*                            7.28       4.84      6.09          18,065
Lehman Municipal Bond Index            8.75       6.09      6.96          19,601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              TOTAL RETURNS     FINAL VALUE OF A
                             MAY 14, 2001-NOVEMBER 30, 2001  $250,000 INVESTMENT
--------------------------------------------------------------------------------
New York Insured Long-Term
 Tax-Exempt Fund Admiral Shares                       3.94%           $  259,857
Lehman Municipal Bond Index                           4.28               260,710
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------
              NEW YORK INSURED                                          NEW YORK INSURED
         LONG-TERM TAX-EXEMPT FUND                                  LONG-TERM TAX-EXEMPT FUND
              INVESTOR SHARES                LEHMAN**                    INVESTOR SHARES                LEHMAN**
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL      FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
YEAR        RETURN     RETURN      RETURN      RETURN      YEAR        RETURN     RETURN      RETURN      RETURN
--------------------------------------------------------   -----------------------------------------------------
1992          4.1%       6.5%       10.6%       10.0%      1997          0.9%       5.5%        6.4%        7.2%
1993          6.4        6.0        12.4        11.1       1998          2.4        5.3         7.7         7.8
1994        -11.5        5.1        -6.4        -5.2       1999         -7.0        4.7        -2.3        -1.1
1995         13.5        6.4        19.9        18.9       2000          3.9        5.7         9.6         8.2
1996          0.4        5.4         5.8         5.9       2001          3.4        5.0         8.4         8.8
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                             ONE    FIVE  ----------------------
                          INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
New York Insured Long-Term
 Investor Shares                4/7/1986  10.79%   6.55%    1.50%   5.57%  7.07%
 Admiral Shares                5/14/2001   3.90+      --       --      --     --
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Lehman Municipal Bond Index.
+Since inception.
Note: See Financial Highlights tables on page 31 for dividend and capital gains information.

FINANCIAL STATEMENTS
 NOVEMBER 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                          COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-------------------------------------------------------------------------------------------------------------------------------
Briarcliff Manor NY Unified Free School Dist. BAN               3.00%          6/21/2002          $      18,000   $      18,039
Erie County NY Water Auth. Rev. VRDO                            1.25%          12/5/2001 (2)             11,400          11,400
Great Neck NY Unified Free School Dist. TAN                     3.50%          6/27/2002                 19,000          19,106
Hempstead NY BAN                                                3.00%           1/7/2002                 20,000          20,011
Jay Street NY Dev. Corp. Courts Fac. Lease Rev. VRDO
  (NYC Jay Street Project)                                      1.30%          12/5/2001 LOC             10,000          10,000
Long Island NY Power Auth. Electric System Rev. VRDO            1.45%          12/4/2001 LOC             16,600          16,600
Long Island NY Power Auth. Electric System Rev. VRDO            1.50%          12/4/2001 LOC             15,200          15,200
Metro. NY Transp. Auth. Rev. CP (Transit Fac.)                  1.60%          1/30/2002 LOC              5,000           5,000
Metro. NY Transp. Auth. Rev. CP (Transit Fac.)                  1.65%          3/27/2002                 20,000          20,000
Metro. NY Transp. Auth. Rev. TOB VRDO
  (Dedicated Petroleum Tax)                                     1.29%          12/6/2001 (3)*             6,225           6,225
Monroe County NY BAN                                            3.50%          3/15/2002                 37,780          37,881
Nassau County NY Interim Finance Auth. BAN                      3.75%          4/11/2002                 55,000          55,243
New York City NY Cultural Resources Rev. VRDO
  (Asia Society)                                                1.35%          12/6/2001 LOC             12,450          12,450
New York City NY Cultural Resources Rev. VRDO
  (Carnegie Hall)                                               1.40%          12/5/2001 LOC             15,325          15,325
New York City NY Cultural Resources Rev. VRDO
  (Solomon R. Guggenheim Foundation)                            1.45%          12/4/2001 LOC             19,507          19,507
New York City NY GO                                            6.875%           2/1/2002 (ETM)            1,000           1,007
New York City NY GO                                             7.00%           2/1/2002 (Prere.)         4,600           4,698
New York City NY GO RAN                                         3.00%          4/12/2002                 10,000          10,036
New York City NY GO TOB VRDO                                    1.35%          12/5/2001 (1)*             9,995           9,995
New York City NY GO TOB VRDO                                    1.39%          12/6/2001 (3)*             6,275           6,275
New York City NY GO VRDO                                        1.25%          12/5/2001 LOC             22,350          22,350
New York City NY GO VRDO                                        1.50%          12/4/2001 LOC              1,600           1,600
New York City NY GO VRDO                                        1.55%          12/4/2001 (1)                100             100

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                               COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
New York City NY Health & Hosp. Corp. Rev. VRDO
  (Health System)                                               1.20%          12/5/2001 LOC      $      12,000   $      12,000
New York City NY Health & Hosp. Corp. Rev. VRDO
  (Health System)                                               1.25%          12/5/2001 LOC              9,800           9,800
New York City NY IDA VRDO (Center for Jewish History)           1.27%          12/6/2001 LOC             20,755          20,755
New York City NY IDA VRDO (National Audubon Society)            1.45%          12/4/2001 LOC             14,700          14,700
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                            1.29%          12/6/2001 (3)*            20,495          20,495
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                            1.34%          12/6/2001 (1)(4)*         12,075          12,075
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                1.45%          12/4/2001 (3)             30,475          30,475
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                1.50%          12/4/2001 (3)              2,200           2,200
New York City NY Transitional Finance Auth. Rev. PUT TOB        2.00%          12/6/2001 *               13,160          13,160
New York City NY Transitional Finance Auth. Rev. TOB VRDO       1.32%          12/6/2001 (3)*             6,090           6,090
New York City NY Transitional Finance Auth. Rev. TOB VRDO       1.34%          12/6/2001 *                7,545           7,545
New York City NY Transitional Finance Auth. Rev. VRDO           1.25%          12/5/2001                 16,000          16,000
New York City NY Transitional Finance Auth. Rev. VRDO           1.55%          12/4/2001                  3,200           3,200
New York State Dormitory Auth. CP (Columbia Univ.)              1.60%          12/6/2001                  3,500           3,500
New York State Dormitory Auth. CP (Columbia Univ.)              2.10%         12/12/2001                  7,450           7,450
New York State Dormitory Auth. CP (Cornell Univ.)               2.40%          2/13/2002                 14,000          14,000
New York State Dormitory Auth. Rev. VRDO
  (Foundling Charities Corp.)                                   1.20%          12/5/2001 LOC             16,175          16,175
New York State Dormitory Auth. Rev.
  (Service Contract-School Dist. Rescue-A)                      4.00%           4/1/2002                  5,200           5,212
New York State Dormitory Auth. Rev. CP (Cornell Univ.)          2.05%          3/20/2002                  9,300           9,300
New York State Dormitory Auth. Rev. TOB VRDO                    1.29%          12/6/2001 (1)*             3,495           3,495
New York State Dormitory Auth. Rev. TOB VRDO                    1.32%          12/6/2001 (1)*             6,870           6,870
New York State Dormitory Auth. Rev. TOB VRDO (City Univ.)       1.29%          12/6/2001 (1)*            23,995          23,995
New York State Dormitory Auth. Rev. TOB VRDO (State Univ.)      1.34%          12/6/2001 (1)*             8,870           8,870
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)        1.25%          12/6/2001                 37,330          37,330
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)        1.50%          12/4/2001                    800             800
New York State Dormitory Auth. Rev. VRDO
  (New York Public Library)                                     1.20%          12/5/2001 (1)             38,885          38,885
New York State Dormitory Auth. Rev. VRDO (Rockefeller Univ.)    1.25%          12/5/2001                 39,000          39,000
New York State Dormitory Auth. Rev. VRDO
  (Sloan-Kettering Cancer Center)                               1.25%          12/5/2001 LOC             42,090          42,090
New York State Dormitory Auth. Rev. VRDO
  (Sloan-Kettering Cancer Center)                               1.60%          12/4/2001 LOC             20,180          20,180
New York State Energy Research & Dev. Auth. VRDO
  (Con Edison)                                                  1.30%          12/5/2001 LOC             10,000          10,000
New York State Energy Research & Dev. Auth. VRDO
  (Con Edison)                                                  1.35%          12/5/2001 LOC             27,700          27,700
New York State Environmental Fac. Corp. PCR TOB VRDO
  (New York City Muni. Water Financial Auth.Project)            1.29%          12/6/2001 (1)*            15,670          15,670
New York State Environmental Quality GO PUT                     2.05%          10/2/2002 LOC             14,400          14,400
New York State GO PUT                                           2.60%           8/7/2002 LOC             25,000          25,000
New York State GO PUT                                           3.20%           2/7/2002 LOC             14,900          14,904
New York State Local Govt. Assistance Corp. TOB VRDO            1.29%          12/6/2001 (2)*            11,070          11,070
New York State Local Govt. Assistance Corp. VRDO                1.15%          12/5/2001 LOC              8,000           8,000
New York State Local Govt. Assistance Corp. VRDO                1.20%          12/5/2001 LOC             42,500          42,500
New York State Medical Care Fac. Finance Agency Rev.
  (Mental Health Services)                                      6.00%          8/15/2002 (1)              5,350           5,490

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                          COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Mortgage Agency VRDO                             2.20%          10/1/2002          $      22,000   $      22,000
New York State Power Auth. CP                                   1.65%           2/5/2002                  8,500           8,500
New York State Power Auth. CP                                   1.95%         12/12/2001                 10,000          10,000
New York State Power Auth. CP                                   2.00%          2/12/2002                 17,000          17,000
New York State Power Auth. CP                                   2.10%          12/5/2001                  5,500           5,500
New York State Power Auth. CP                                   2.25%         12/11/2001                 10,000          10,000
New York State Power Auth. Rev. VRDO                            1.20%          12/5/2001                  8,000           8,000
New York State Thruway Auth. CP                                 1.60%          2/11/2002                 21,000          21,000
New York State Thruway Auth. CP                                 2.25%         12/10/2001                 10,000          10,000
New York State Thruway Auth. CP                                 2.30%         12/11/2001                  5,000           5,000
New York State Thruway Auth. Rev. CP                            2.05%           2/7/2002                 15,000          15,000
New York State Thruway Auth. Rev. (Service Contract)           6.375%           4/1/2002 (Prere.)         3,485           3,557
New York State Thruway Auth. Rev. TOB VRDO
  (Highway & Bridge Trust Fund)                                 1.29%          12/6/2001 (3)*             8,215           8,215
New York State Urban Dev. Corp. Rev. TOB VRDO
  (Correctional Capital Facilities)                             1.29%          12/6/2001 (4)*             7,995           7,995
North Shore NY Central School Dist. TRAN                        3.25%          6/27/2002                  7,000           7,027
Port Auth. of New York & New Jersey CP                          1.55%         12/12/2001                 10,000          10,000
Port Auth. of New York & New Jersey CP                          1.75%          2/11/2002                  5,400           5,400
Port Auth. of New York & New Jersey CP                          2.35%         12/10/2001                 17,510          17,510
Port Auth. of New York & New Jersey Rev.                        4.00%           8/1/2002                  7,660           7,733
Port Washington NY Unified Free School Dist. TAN                3.40%          6/27/2002                 15,000          15,077
Port Washington NY Unified Free School Dist. BAN                3.40%          7/11/2002                 10,000          10,055
Rochester NY BAN                                                3.70%           3/6/2002                 10,000          10,012
St. Lawrence County NY IDA Environmental
  Improvement Rev. VRDO (Alcoa Corp.)                           1.27%          12/5/2001 LOC             14,100          14,100
St. Lawrence County NY IDA Environmental
  Improvement Rev. VRDO (Alcoa Corp.)                           1.71%          12/5/2001                  2,140           2,140
Suffolk County NY Water Authority VRDO                          1.35%          12/5/2001                 53,600          53,600
Triborough Bridge & Tunnel Auth. NY BAN                         5.00%          1/17/2002                 15,000          15,038
Triborough Bridge & Tunnel Auth. NY Rev. VRDO                   1.25%          12/5/2001 (4)             44,300          44,300
Westchester County NY GO                                        3.00%          11/1/2002                  6,920           7,001

OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                1.17%          12/5/2001 (1)              4,400           4,400
Puerto Rico Highway & Transp. Auth. VRDO                        1.20%          12/5/2001 (2)              9,500           9,500
Puerto Rico TRAN                                                3.00%          7/30/2002                  5,000           5,028
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,348,117)                                                                                               $  1,348,117
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    13,322
Liabilities                                                                                                             (2,913)
                                                                                                                  -------------
                                                                                                                  $     10,409
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------

Applicable  to  1,358,574,624  outstanding  $.001 par value
  shares of beneficial interest (unlimited authorization)                                                         $   1,358,526
===============================================================================================================================
NET ASSET VALUE PER SHARE $1.00
===============================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At November 30, 2001, the aggregate value of these securities was $168,040,000, representing 12.4% of net assets.
For key to abbreviations and other references, see page 27.

------------------------------------------------------------------------------
                                                         AMOUNT            PER
                                                          (000)          SHARE
------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                                     $ 1,358,575      $    1.00
Undistributed Net Investment Income                          --             --
Accumulated Net Realized Losses                             (49)            --
Unrealized Appreciation                                      --             --
--------------------------------------------------------------------------------
NET ASSETS                                          $ 1,358,526      $    1.00
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                     COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (83.7%)
Albany County NY GO                                             5.00%          10/1/2012 (3)      $       4,400   $       4,645
Albany County NY GO                                             7.00%          1/15/2005 (2)                 20              20
Battery Park City NY Auth. Rev.                                 5.50%          11/1/2026 (2)             11,750          12,055
Broome County NY Public Safety Fac. Project COP                 5.25%           4/1/2015 (1)              3,000           3,059
Buffalo & Erie Counties NY Toll Bridge Auth. Rev.               6.00%           1/1/2015 (1)              4,500           4,820
Buffalo NY GO                                                  5.125%           2/1/2012 (2)              1,870           1,963
Buffalo NY GO                                                  5.125%           2/1/2013 (2)              2,945           3,067
Buffalo NY Sewer Auth. System Rev.                              5.25%           7/1/2008 (3)              3,500           3,566
Erie County NY GO                                               6.10%          1/15/2006 (3)              1,865           2,050
Erie County NY GO                                              6.125%          1/15/2007 (3)              1,660           1,840
Erie County NY Water Auth. Rev.                                 0.00%          12/1/2005 (2)              3,000           2,639
Erie County NY Water Auth. Rev.                                 0.00%          12/1/2006 (2)              6,915           5,815
Erie County NY Water Auth. Rev.                                 6.00%          12/1/2008 (2)              1,600           1,778
Hempstead NY GO                                                 5.50%           8/1/2005 (3)(Prere.)        190             211
Hempstead NY GO                                                 5.50%           8/1/2011 (3)              2,260           2,447
Hempstead NY GO                                                5.625%           2/1/2006 (3)(Prere.)        480             535
Hempstead NY GO                                                5.625%           2/1/2012 (3)              1,220           1,303
Hempstead NY GO                                                5.625%           2/1/2013 (3)                960           1,023
Huntington NY GO                                                5.50%           4/1/2013 (3)              3,400           3,553
Huntington NY GO                                                6.70%           2/1/2011 (3)                310             367
Long Island NY Power Auth. Electric System Rev.                 0.00%           6/1/2011 (4)             16,690          10,965
Long Island NY Power Auth. Electric System Rev.                 0.00%           6/1/2014 (4)              5,000           2,753
Long Island NY Power Auth. Electric System Rev.                 0.00%           6/1/2021 (4)              5,900           2,127
Long Island NY Power Auth. Electric System Rev.                 0.00%           6/1/2023 (4)             25,500           8,233
Long Island NY Power Auth. Electric System Rev.                 0.00%           6/1/2024 (4)             16,880           5,161
Long Island NY Power Auth. Electric System Rev.                 0.00%           6/1/2027 (4)             16,950           4,403
Long Island NY Power Auth. Electric System Rev.                 5.00%          12/1/2018 (4)              6,000           6,008
Long Island NY Power Auth. Electric System Rev.                5.125%          12/1/2022 (4)             26,675          26,556
Metro. NY Transp. Auth. Fac. Rev.                               5.70%           7/1/2017 (1)              5,500           5,871
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                    5.00%           7/1/2012 (2)              8,730           9,095
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                    5.00%           7/1/2015 (2)              5,500           5,625
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                   5.125%           7/1/2013 (3)              3,000           3,124
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                    5.30%           7/1/2022 (3)             17,475          17,813
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                    5.50%           7/1/2017 (2)             11,585          12,154
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                   5.625%           7/1/2015 (4)              5,000           5,302
Metro. NY Transp. Auth. Rev. (Commuter Fac.)                    5.70%           7/1/2017 (1)             16,000          17,078
Metro. NY Transp. Auth. Rev. (Dedicated Petroleum Tax)          5.25%           4/1/2021 (1)              7,900           8,024
Metro. NY Transp. Auth. Rev. (Dedicated Petroleum Tax)          5.25%           4/1/2026 (1)             34,060          34,471
Metro. NY Transp. Auth. Rev. (Dedicated Petroleum Tax)          6.00%           4/1/2020 (1)             32,500          36,833
Metro. NY Transp. Auth. Rev. (Transp. Fac.)                     4.75%           7/1/2024 (3)              3,670           3,447
Metro. NY Transp. Auth. Rev. (Transp. Fac.)                     5.00%           7/1/2017 (2)              5,000           5,063
Metro. NY Transp. Auth. Rev. (Transp. Fac.)                     5.25%           7/1/2017 (3)              6,300           6,494
Metro. NY Transp. Auth. Rev. (Transp. Fac.)                     6.00%           7/1/2011 (2)              2,000           2,009
Metro. NY Transp. Auth. Rev. (Transp. Fac.)                     7.00%           7/1/2009 (2)              9,050          10,791
Montgomery, Ostego, & Scholoharie Counties NY
  Solid Waste Management Auth. Rev.                             5.25%           1/1/2014 (1)              1,640           1,651
Nassau County NY Combined Sewer Dist. GO                        5.00%           5/1/2009 (3)              3,210           3,389
Nassau County NY Combined Sewer Dist. GO                        5.00%           5/1/2010 (3)              2,875           3,030
Nassau County NY Combined Sewer Dist. GO                        5.00%           5/1/2011 (3)              1,770           1,858
Nassau County NY Combined Sewer Dist. GO                        5.35%           7/1/2008 (1)              4,730           5,091
Nassau County NY Combined Sewer Dist. GO                        5.35%          1/15/2009 (1)              3,505           3,769
Nassau County NY Combined Sewer Dist. GO                        5.35%           7/1/2009 (1)              4,635           5,003

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                               COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                       5.875%           8/1/2012 (3)      $         825   $         881
Nassau County NY Combined Sewer Dist. GO                        6.20%          5/15/2007 (1)                840             872
Nassau County NY Combined Sewer Dist. GO                        6.20%          5/15/2008 (1)                835             867
Nassau County NY Combined Sewer Dist. GO                        6.25%          5/15/2009 (1)                825             856
Nassau County NY Combined Sewer Dist. GO                        6.25%          5/15/2010 (1)                820             851
Nassau County NY GO                                            5.125%           3/1/2013 (2)              5,860           6,131
Nassau County NY GO                                            5.125%           3/1/2014 (2)              5,900           6,150
Nassau County NY GO                                             5.25%           6/1/2011 (2)              4,670           5,013
Nassau County NY GO                                             5.25%           6/1/2012 (2)              4,670           4,972
Nassau County NY GO                                             5.25%           6/1/2013 (2)              6,905           7,280
Nassau County NY GO                                             5.25%           6/1/2014 (2)              6,585           6,901
Nassau County NY GO                                             5.50%          7/15/2007 (1)              1,270           1,314
Nassau County NY GO                                             5.50%          7/15/2008 (1)              1,300           1,350
Nassau County NY GO                                             5.50%          7/15/2009 (1)              1,325           1,375
Nassau County NY GO                                             5.50%          7/15/2010 (1)              1,345           1,395
Nassau County NY GO                                             5.50%          7/15/2011 (1)              1,370           1,420
Nassau County NY GO                                             5.70%           8/1/2011 (3)              2,000           2,124
Nassau County NY GO                                             5.75%           2/1/2011 (1)              1,100           1,158
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                          5.60%           4/1/2018 (1)              2,635           2,755
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                          5.65%           4/1/2022 (1)              5,000           5,203
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                          5.70%           4/1/2016 (1)             12,730          13,501
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                        5.40%           1/1/2006 (2)                720             748
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                        5.40%           1/1/2006 (2)(ETM)            85              92
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                        5.50%           1/1/2007 (2)                805             843
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                        5.50%           1/1/2007 (2)(ETM)            35              38
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                        5.50%           1/1/2016 (2)              2,000           2,099
New York City NY GO                                            5.125%           8/1/2013 (3)             19,025          19,826
New York City NY GO                                             5.20%           8/1/2014 (4)              5,000           5,210
New York City NY GO                                            5.375%           8/1/2013 (3)              8,295           8,756
New York City NY GO                                             5.75%           8/1/2002 (3)(Prere.)      1,405           1,461
New York City NY GO                                             5.75%           8/1/2009 (3)              2,845           2,946
New York City NY GO                                             5.75%           8/1/2011 (1)             15,750          17,508
New York City NY GO                                            6.625%           8/1/2002 (1)(Prere.)        535             560
New York City NY GO                                            6.625%           8/1/2013 (1)                140             147
New York City NY GO                                             6.95%          8/15/2004 (1)(Prere.)      1,460           1,642
New York City NY GO                                             7.10%           2/1/2002 (1)(Prere.)        200             205
New York City NY GO                                             7.10%           2/1/2009 (1)                400             409
New York City NY GO VRDO                                        1.55%          12/4/2001 (1)              6,090           6,090
New York City NY Health & Hosp. Corp. Rev.                     5.625%          2/15/2013 (2)             23,400          24,451
New York City NY IDA (USTA National Tennis Center Project)     6.375%         11/15/2014 (4)              2,000           2,213
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                     5.35%          6/15/2013 (1)              5,300           5,498
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                     5.50%          6/15/2027 (1)             23,955          24,589
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                     5.75%          6/15/2031 (3)             30,650          32,340

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                     COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                    5.875%          6/15/2012 (2)      $      18,500   $      20,840
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                    5.875%          6/15/2013 (2)             20,000          22,541
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                1.45%          12/4/2001 (3)             13,270          13,270
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                1.50%          12/4/2001 (3)              2,200           2,200
New York State Dormitory Auth. Rev. (Barnard College)           5.25%           7/1/2026 (2)              4,370           4,394
New York State Dormitory Auth. Rev. (Catholic Health)           5.50%           7/1/2022 (1)             10,000          10,307
New York State Dormitory Auth. Rev. (City Univ.)                5.50%           7/1/2016 (2)             16,000          16,828
New York State Dormitory Auth. Rev. (City Univ.)                5.75%          7/15/2015 (3)             33,835          36,893
New York State Dormitory Auth. Rev. (City Univ.)                5.75%           7/1/2016 (3)              7,255           7,878
New York State Dormitory Auth. Rev. (City Univ.)                5.75%          7/15/2016 (3)              4,475           4,860
New York State Dormitory Auth. Rev.
  (Columbia Presbyterian Hosp.)                                 5.50%          2/15/2007 (2)              3,500           3,775
New York State Dormitory Auth. Rev. (Court Fac.)                5.75%          5/15/2023 (2)             21,370          22,766
New York State Dormitory Auth. Rev. (Department of Health)      5.50%           7/1/2025 (1)              3,870           3,951
New York State Dormitory Auth. Rev. (Fordham Univ.)             5.50%           7/1/2023 (3)             10,150          10,352
New York State Dormitory Auth. Rev. (Fordham Univ.)             5.75%           7/1/2015 (3)              1,500           1,604
New York State Dormitory Auth. Rev. (Fordham Univ.)             7.20%           7/1/2015 (2)                710             721
New York State Dormitory Auth. Rev.
  (Jewish Medical Center)                                       5.00%           7/1/2018 (1)             10,000           9,944
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                     5.875%          8/15/2013 (4)              2,475           2,738
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                     5.875%          8/15/2014 (4)              2,625           2,894
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                     5.875%          8/15/2015 (4)              2,785           3,052
New York State Dormitory Auth. Rev.
  (Montefiore Medical Center)                                   5.25%           2/1/2015 (2)             42,750          43,824
New York State Dormitory Auth. Rev.
  (Mt. Sinai School of Medicine)                                6.75%           7/1/2015 (1)              7,245           7,429
New York State Dormitory Auth. Rev.
  (New School for Social Research)                             5.625%           7/1/2016 (1)              2,260           2,404
New York State Dormitory Auth. Rev.
  (New York Medical College)                                    5.00%           7/1/2021 (1)             11,980          11,847
New York State Dormitory Auth. Rev. (New York Univ.)            5.50%           7/1/2031 (2)              8,910           9,577
New York State Dormitory Auth. Rev. (New York Univ.)            5.50%           7/1/2040 (2)             20,330          21,902
New York State Dormitory Auth. Rev.
  (North Shore Univ. Hosp.)                                     5.20%          11/1/2017 (1)             30,170          30,694
New York State Dormitory Auth. Rev. (Pace)                     5.625%           7/1/2017 (1)             11,185          11,831
New York State Dormitory Auth. Rev. (Queens Hosp.)              5.45%          8/15/2019 (2)              5,270           5,418
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology)                           5.25%           7/1/2022 (1)              3,000           3,024
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology)                           5.30%           7/1/2017 (1)               6,275          6,449
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                               5.50%           7/1/2023 (1)             14,000          14,975
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                               5.75%           7/1/2019 (1)             15,900          17,580
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                               5.75%           7/1/2020 (1)              5,500           6,073
New York State Dormitory Auth. Rev. (St. John's Univ.)          5.25%           7/1/2020 (1)             15,170          15,379

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                               COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (St. John's Univ.)          5.25%           7/1/2025 (1)      $      10,950   $      11,047
New York State Dormitory Auth. Rev. (St. John's Univ.)          5.70%           7/1/2026 (1)             14,370          14,944
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)        5.25%           7/1/2018 (1)              6,700           6,796
New York State Dormitory Auth. Rev.
  (St. Vincent Hosp. Medical Center)                            5.80%           8/1/2025 (2)              4,250           4,409
New York State Dormitory Auth. Rev. (State Univ.)               6.00%           7/1/2009 (2)              1,590           1,788
New York State Dormitory Auth. Rev. (State Univ.)               6.00%          5/15/2012 (1)             16,160          18,388
New York State Dormitory Auth. Rev. (State Univ.)               6.00%          5/15/2013 (1)             27,285          30,901
New York State Dormitory Auth. Rev. (State Univ.)               6.00%          5/15/2014 (1)             10,660          12,032
New York State Dormitory Auth. Rev. (State Univ.)               6.00%          5/15/2015 (1)             12,500          14,061
New York State Dormitory Auth. Rev. (State Univ.)               6.00%          5/15/2016 (1)              5,000           5,598
New York State Dormitory Auth. Rev.
  (The New York & Presbyterian Hospital)                        5.50%           2/1/2010 (2)              6,330           6,839
New York State Dormitory Auth. Rev. (Univ. of Rochester)        5.00%           7/1/2017 (1)              2,000           2,017
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                  5.00%           7/1/2014 (2)              2,670           2,748
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                  5.00%           7/1/2015 (2)              3,000           3,064
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                  5.00%           7/1/2016 (2)              1,250           1,269
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                                  5.25%           7/1/2012 (2)              6,170           6,562
New York State Dormitory Auth. Rev. (Vassar Brothers Hosp.)     5.25%           7/1/2017 (4)              8,025           8,189
New York State Dormitory Auth. Rev. (Vassar Brothers Hosp.)    5.375%           7/1/2025 (4)              7,000           7,094
New York State Dormitory Auth. Rev. VRDO
  (New York Public Library)                                     1.20%          12/5/2001 (1)             11,200          11,200
New York State Dormitory Auth. Rev. VRDO
  (New York Public Library)                                     1.20%          12/5/2001 (1)LOC           9,805           9,805
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                             6.625%          10/1/2013 (3)             10,000          10,365
New York State Environmental Fac. Corp. PCR TOB VRDO
  (New York City Muni. Water Financial Auth.Project)            1.29%          12/6/2001 (1)**           11,180          11,180
New York State GO                                               5.75%          5/15/2011 (4)              4,540           5,038
New York State GO                                              5.875%          5/15/2012 (4)              4,670           5,233
New York State Local Govt. Assistance Corp. Rev.                5.25%           4/1/2015 (2)              8,000           8,275
New York State Local Govt. Assistance Corp. Rev.               5.375%           4/1/2019 (1)              3,000           3,068
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                      5.50%          8/15/2021 (3)*             8,000           8,006
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                      6.00%          8/15/2015 (1)                150             162
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                     6.375%          2/15/2002 (3)(Prere.)      6,000           6,175
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                     6.375%          8/15/2010 (3)                100             103
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                               5.25%           4/1/2014 (1)              7,500           7,894
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                               5.50%           4/1/2014 (3)              2,500           2,707
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                               5.50%           4/1/2015 (3)              2,000           2,150
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                               5.50%           4/1/2016 (3)              3,000           3,207
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.30%           4/1/2010 (1)              3,775           4,022

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                     COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.50%           4/1/2015 (1)      $      12,480   $      13,018
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.75%           4/1/2012 (3)              5,575           6,200
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.75%           4/1/2013 (3)              5,870           6,497
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.75%           4/1/2014 (3)              3,000           3,305
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.75%           4/1/2015 (3)              2,500           2,738
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.75%           4/1/2016 (3)              2,080           2,269
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 6.00%           4/1/2012 (4)              2,800           3,182
New York State Thruway Auth. Rev.
   (Service Contract)                                           5.75%           4/1/2004 (1)              4,000           4,369
New York State Thruway Auth. Rev.
  (Service Contract)                                            5.75%           4/1/2014 (1)              4,000           4,370
New York State Urban Dev. Corp. Rev.
  (Community Enhancement Fac.)                                 5.125%           4/1/2015 (2)              5,500           5,654
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        5.00%           1/1/2017 (2)              3,170           3,198
New York State Urban Dev. Corp. Rev. (Correctional Fac.)       5.375%           1/1/2012 (1)             21,375          22,322
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        5.50%           4/1/2016 (1)             13,350          13,943
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        5.75%           1/1/2016 (4)              6,380           6,954
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        6.00%           1/1/2011 (2)              2,500           2,795
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        6.00%           1/1/2012 (2)              3,000           3,360
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        6.00%           1/1/2013 (2)              4,110           4,584
New York State Urban Dev. Corp. Rev. (Correctional Fac.)        6.00%           1/1/2014 (2)              5,000           5,561
Niagara Falls NY Bridge Comm. Rev.                              5.25%          10/1/2015 (3)              5,000           5,345
Niagara Falls NY Bridge Comm. Rev.                              6.25%          10/1/2020 (3)              8,685          10,127
Niagara Falls NY Bridge Comm. Rev.                              6.25%          10/1/2021 (3)              9,230          10,760
North Hempstead NY GO                                           6.30%           4/1/2008 (3)              2,055           2,322
North Hempstead NY GO                                           6.40%           4/1/2010 (3)              1,500           1,736
North Hempstead NY GO                                           6.40%           4/1/2011 (3)              2,075           2,416
North Hempstead NY Solid Waste Auth.                            5.00%           2/1/2012 (1)              3,370           3,492
Port Auth. of New York & New Jersey                             5.25%          9/15/2012 (3)              14,410         14,905
Suffolk County NY GO                                            5.20%          7/15/2008 (3)              1,100           1,129
Suffolk County NY Water Auth. Rev.                              5.25%           6/1/2010 (2)(ETM)         3,790           4,166
Suffolk County NY Water Auth. Rev.                              5.25%           6/1/2011 (2)(ETM)         2,380           2,609
Suffolk County NY Water Auth. Rev.                              5.25%           6/1/2012 (2)(ETM)         4,290           4,677
Suffolk County NY Water Auth. Rev.                              5.25%           6/1/2017 (2)              1,695           1,793
Suffolk County NY Water Auth. Rev.                              5.75%           6/1/2002 (2)(Prere.)      1,100           1,143
Suffolk County NY Water Auth. Rev.                              5.75%           6/1/2013 (2)              7,340           7,624
Triborough Bridge & Tunnel Auth. NY Rev.                        5.00%           1/1/2016 (4)              9,000           9,101
Triborough Bridge & Tunnel Auth. NY Rev.                       5.125%           1/1/2015 (1)              6,500           6,692
Triborough Bridge & Tunnel Auth. NY Rev.                        5.50%           1/1/2017 (2)              3,745           3,747
Triborough Bridge & Tunnel Auth. NY Rev. VRDO                   1.25%          12/5/2001 (4)             47,700          47,700

OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                           5.25%           7/1/2015 (4)              5,000           5,261
Puerto Rico GO                                                  5.00%           7/1/2013 (3)              6,000           6,541
Puerto Rico GO                                                  5.00%           7/1/2014 (3)              2,500           2,723
Puerto Rico GO                                                  5.00%           7/1/2017 (1)             11,475          11,707
Puerto Rico GO                                                  5.00%           7/1/2018 (1)              2,650           2,689
Puerto Rico GO                                                  5.50%           7/1/2021 (1)             16,505          17,917

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                               COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Govt. Dev. Bank VRDO                                1.17%          12/5/2001 (1)      $      41,430   $      41,430
Puerto Rico Highway & Transp. Auth. VRDO                        1.20%          12/5/2001 (2)             23,700          23,700
Puerto Rico Infrastructure Finance Auth. Special Tax Rev.       5.00%           7/1/2021 (2)             16,935          17,024
Puerto Rico Muni. Finance Agency GO                             5.75%           8/1/2011 (4)             15,810          17,638
Puerto Rico Muni. Finance Agency GO                            5.875%           8/1/2014 (4)              6,480           7,228
Puerto Rico Muni. Finance Agency GO                             6.00%           8/1/2016 (4)              2,645           2,957
                                                                                                                  -------------
                                                                                                                  $   1,639,155
                                                                                                                  -------------
SECONDARY MARKET INSURED (4.1%)
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                     5.75%          6/15/2029 (1)             15,000          15,809
New York City NY Transitional Financial Auth. Rev.              4.75%         11/15/2023 (3)              5,385           5,062
New York State Dormitory Auth. Rev. (City Univ. of New York)    5.75%           7/1/2009 (3)              3,750           4,156
New York State Dormitory Auth. Rev. (City Univ. of New York)    5.75%           7/1/2011 (3)              5,950           6,642
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                     5.375%          2/15/2026 (1)              7,500           7,579
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                      5.50%          5/15/2026 (1)             15,805          16,192
New York State Medical Care Fac. Finance Agency                 5.25%          2/15/2019 (3)             16,230          16,314
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                                 5.00%           4/1/2016 (4)              5,165           5,235
Triborough Bridge & Tunnel Auth. NY Rev.                        6.75%           1/1/2009 (2)              3,000           3,435
                                                                                                                  -------------
                                                                                                                  $      80,424
                                                                                                                  -------------

NONINSURED (11.4%)
New York City NY GO                                             5.25%          3/15/2016                 10,000          10,118
New York City NY GO VRDO                                        1.25%          12/5/2001 LOC              5,150           5,150
New York City NY Muni. Water Finance Auth.
                            Water & Sewer System Rev.           0.00%          6/15/2017                 10,000           4,537
New York City NY Muni. Water Finance Auth.
                            Water & Sewer System Rev.           0.00%          6/15/2018                 10,000           4,264
New York City NY Muni. Water Finance Auth.
                            Water & Sewer System Rev.           0.00%          6/15/2021                  4,490           1,597
New York City NY Transitional Finance Auth. Rev.                5.25%           5/1/2013                 12,270          12,991
New York City NY Transitional Finance Auth. Rev.                5.25%           5/1/2014                 17,720          18,637
New York City NY Transitional Finance Auth. Rev.               5.375%           2/1/2015                  7,310           7,693
New York City NY Transitional Finance Auth. Rev.               5.375%           2/1/2016                  8,415           8,807
New York City NY Transitional Finance Auth. Rev.                5.50%           2/1/2012                  6,800           7,415
New York City NY Transitional Finance Auth. Rev.                5.50%           2/1/2014                 12,000          12,919
New York City NY Transitional Finance Auth. Rev.                5.50%           2/1/2015                  5,000           5,345
New York City NY Transitional Finance Auth. Rev.                5.50%           2/1/2016                 14,000          14,885
New York City NY Transitional Finance Auth. Rev.                5.50%           5/1/2025                  3,000           3,093
New York City NY Transitional Finance Auth. Rev.                5.75%         11/15/2020                 10,000          10,649
New York City NY Transitional Finance Auth. Rev.                5.75%          8/15/2024                  5,000           5,284
New York City NY Transitional Finance Auth. VRDO                1.35%          12/5/2001                  9,175           9,175
New York State Dormitory Auth. Rev. (Columbia Univ.)            5.75%           7/1/2015                 11,965          12,215
New York State Dormitory Auth. Rev.
  (Lenox Hill Hosp. Obligation Group)                          5.375%           7/1/2020                  2,400           2,385
New York State Dormitory Auth. Rev. (Rockefeller Univ.)         5.00%           7/1/2018                  2,805           2,830
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)        1.25%          12/6/2001                  6,400           6,400
New York State Environmental Fac. Corp. PCR
  (New York City Muni. Water Financial Auth.Project)            5.55%          7/15/2009                  2,000           2,150
New York State Local Govt. Assistance Corp. VRDO                1.20%          12/5/2001 LOC              4,870           4,870
New York State Thruway Auth. General Rev.                       5.25%           1/1/2014                  5,560           5,789
New York State Thruway Auth. Rev. (Service Contract)            5.25%           4/1/2015                  8,075           8,327

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                     COUPON               DATE                  (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Niagara County NY IDA Solid Waste Disposal Rev.                 5.55%         11/15/2024          $      12,500   $      12,957
Onondaga County NY Public Improvements                         5.875%          2/15/2008                  2,475           2,739
Triborough Bridge & Tunnel Auth. NY Rev.                        5.25%           1/1/2014                  3,000           3,151
Triborough Bridge & Tunnel Auth. NY Rev.                        5.25%           1/1/2015                  2,930           3,053
Triborough Bridge & Tunnel Auth. NY Rev.                        5.25%           1/1/2016                  2,500           2,589
Triborough Bridge & Tunnel Auth. NY Rev.                        5.25%           1/1/2018                  2,330           2,383
Westchester County NY GO                                        6.70%          11/1/2008                  3,250           3,808
Westchester County NY GO                                        6.70%          11/1/2009                  3,645           4,324
                                                                                                                  -------------
                                                                                                                  $     222,529
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,863,494)                                                                                               $  1,942,108
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    29,639
Liabilities                                                                                                            (13,326)
                                                                                                                  -------------
                                                                                                                  $      16,313
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $   1,958,421
===============================================================================================================================
 *See Note A in Notes to Financial Statements.
 *Securities  with a value of $6,134,000  have been segregated as initial margin for open futures contracts.
**Security  exempt from  registration  under Rule 144A of the  Securities Act of
1933.  This  security  may be sold in  transactions  exempt  from  registration, normally to qualified  institutional  buyers. At November 30, 2001, the value of this security was $11,180,000, representing 0.6% of net assets.
For key to abbreviations and other references, see page 27.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                         $     1,869,204
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains--Note E                                   11,614
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                  78,614
  Futures Contracts                                                      (1,011)
--------------------------------------------------------------------------------
NET ASSETS                                                      $     1,958,421
================================================================================

Investor Shares--Net Assets

Applicable to 118,986,574 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)       $     1,332,597
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                      $         11.20
================================================================================

Admiral Shares--Net Assets

Applicable to 55,879,381 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)              $       625,824
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                       $         11.20
================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                                                        NEW YORK
                                                  NEW YORK               INSURED
                                                TAX-EXEMPT             LONG-TERM
                                              MONEY MARKET            TAX-EXEMPT
                                                      FUND                  FUND
                                          --------------------------------------
                                                    YEAR ENDED NOVEMBER 30, 2001
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                      $   37,780           $   90,505
--------------------------------------------------------------------------------
    Total Income                                    37,780               90,505
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                         181                  223
  Management and Administrative
    Investor Shares                                  1,904                2,660
    Admiral Shares*                                     --                  376
  Marketing and Distribution
    Investor Shares                                    230                  233
    Admiral Shares*                                     --                   16
  Custodian Fees                                        16                   20
  Auditing Fees                                          8                   11
  Shareholders' Reports
    Investor Shares                                      6                   18
    Admiral Shares*                                     --                   --
  Trustees' Fees and Expenses                            2                    2
    Total Expenses                                   2,347                3,559
    Expenses Paid Indirectly--Note C                   (16)                (151)
--------------------------------------------------------------------------------
    Net Expenses                                     2,331                3,408
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                               35,449               87,097
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                           (35)               9,104
  Futures Contracts                                     --                4,381
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               (35)              13,485
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                 --               44,732
  Futures Contracts                                     --               (1,911)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                      --               42,821
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                               $   35,414           $  143,403
================================================================================
*The New York Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                  NEW YORK             NEW YORK
                                                TAX-EXEMPT    INSURED LONG-TERM
                                         MONEY MARKET FUND      TAX-EXEMPT FUND
                                        ----------------------------------------
                                                    YEAR ENDED NOVEMBER 30,
                                        ----------------------------------------
                                            2001      2000       2001      2000
                                           (000)     (000)      (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income             $   35,449  $   37,338 $   87,097  $ 80,176
  Realized Net Gain (Loss)                 (35)         (8)    13,485      (208)
--------------------------------------------------------------------------------
Change in Unrealized Appreciation
  (Depreciation)                            --          --     42,821    60,528
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations    35,414      37,330    143,403   140,496
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                    (35,449)    (37,338)   (74,155)  (80,176)
    Admiral Shares*                         --          --    (12,942)       --
  Realized Capital Gain
    Investor Shares                         --          --         --        --
    Admiral Shares*                         --          --         --        --
--------------------------------------------------------------------------------
    Total Distributions                (35,449)    (37,338)   (87,097)  (80,176)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
    Investor Shares                    204,238     356,057   (384,354)   74,455
    Admiral Shares*                         --          --    622,075        --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions         204,238     356,057    237,721    74,455
--------------------------------------------------------------------------------
  Total Increase (Decrease)            204,203     356,049    294,027   134,775
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                1,154,323     798,274  1,664,394 1,529,619
--------------------------------------------------------------------------------
  End of Period                     $1,358,526  $1,154,323 $1,958,421 $1,664,394
================================================================================
*The New York Tax-Exempt Money Market Fund does not offer Admiral Shares.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------
                                                         NEW YORK TAX-EXEMPT MONEY MARKET FUND
                                                               YEAR ENDED NOVEMBER 30,
                                                        ----------------------------------------       SEP. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2001       2000        1999      1998    NOV. 30, 1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  1.00    $  1.00     $  1.00   $  1.00         $  1.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .028       .038        .030      .032            .008
  Net Realized and Unrealized Gain (Loss) on Investments     --         --          --        --              --
-----------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      .028       .038        .030      .032            .008
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.028)     (.038)      (.030)    (.032)          (.008)
  Distributions from Realized Capital Gains                  --         --          --        --              --
-----------------------------------------------------------------------------------------------------------------
     Total Distributions                                  (.028)     (.038)      (.030)    (.032)          (.008)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  1.00    $  1.00     $  1.00   $  1.00         $  1.00
=================================================================================================================

TOTAL RETURN                                              2.79%      3.87%       3.01%     3.27%           0.84%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $ 1,359    $ 1,154     $   798   $   483         $   148
  Ratio of Total Expenses to Average Net Assets           0.18%      0.14%       0.17%     0.19%         0.20%**
  Ratio of Net Investment Income to Average Net Assets    2.72%      3.81%       2.99%     3.19%         3.52%**
=================================================================================================================
 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------------
                                                      NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                         YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2001       2000        1999      1998            1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 10.83    $ 10.42     $ 11.30   $ 11.05         $ 10.99
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .525       .556        .547      .564            .572
  Net Realized and Unrealized Gain (Loss)
     on Investments                                        .370       .410       (.789)     .267            .101
-----------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      .895       .966       (.242)     .831            .673
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.525)     (.556)      (.547)    (.564)          (.572)
  Distributions from Realized Capital Gains                  --         --       (.091)    (.017)          (.041)
-----------------------------------------------------------------------------------------------------------------
     Total Distributions                                  (.525)     (.556)      (.638)    (.581)          (.613)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 11.20    $ 10.83     $ 10.42   $ 11.30         $ 11.05
=================================================================================================================

TOTAL RETURN                                              8.37%      9.56%      -2.25%     7.69%           6.36%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $ 1,333    $ 1,664     $ 1,530   $ 1,406         $ 1,133
  Ratio of Total Expenses to Average Net Assets           0.20%      0.20%       0.20%     0.21%           0.20%
  Ratio of Net Investment Income to Average Net Assets    4.71%      5.28%       5.02%     5.03%           5.26%
  Portfolio Turnover Rate                                   12%        21%          5%       17%              6%
---------------------------------================================================================================


--------------------------------------------------------------------------------
                       NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      NOV. 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    11.05
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .284
  Net Realized and Unrealized Gain (Loss) on Investments                   .150
--------------------------------------------------------------------------------
     Total from Investment Operations                                      .434
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.284)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
     Total Distributions                                                  (.284)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $    11.20
================================================================================

TOTAL RETURN                                                              3.94%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $      626
  Ratio of Total Expenses to Average Net Assets                         0.15%**
  Ratio of Net Investment Income to Average Net Assets                  4.58%**
  Portfolio Turnover Rate                                                   12%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market and New York Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

     The Insured Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTED     PERCENTAGE       PERCENTAGE
                                     TO VANGUARD        OF FUND    OF VANGUARD'S
NEW YORK TAX-EXEMPT FUND                   (000)     NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $260          0.02%            0.26%
Insured Long-Term                            388          0.02             0.39
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                 EXPENSE REDUCTION
                                     (000)
                          -----------------------------  TOTAL EXPENSE REDUCTION
                           MANAGEMENT AND     CUSTODIAN       AS A PERCENTAGE OF
NEW YORK TAX-EXEMPT FUND   ADMINISTRATIVE          FEES       AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Money Market                           --           $16                       --
Insured Long-Term                    $134            17                    0.01%
--------------------------------------------------------------------------------

D. During the year ended November 30, 2001, the Insured Long-Term Tax-Exempt Fund purchased $439,027,000 of investment securities and sold $197,308,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $333,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $638,000 from accumulated net realized gains to paid-in capital. At November 30, 2001, the fund had capital gains of $10,937,000 available for distribution.

F. At November 30, 2001, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $78,281,000, consisting of unrealized gains of $81,370,000 on securities that had risen in value since their purchase and $3,089,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

     At November 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                          NUMBER OF    AGGREGATE      UNREALIZED
                                       LONG (SHORT)   SETTLEMENT    APPRECIATION
NEW YORK TAX-EXEMPT FUND/FUTURES          CONTRACTS        VALUE  (DEPRECIATION)
  CONTRACTS
--------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                          1,419     $147,133        $(1,371)
  U.S. Treasury Note                           (973)     105,327            360
--------------------------------------------------------------------------------

Net unrealized depreciation of $1,011,000 on open futures contracts is required to be treated as realized loss for tax purposes.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                  YEAR ENDED NOVEMBER 30,
                                        ----------------------------------------
                                                 2001                 2000
                                        ----------------------------------------
                                          AMOUNT     SHARES     AMOUNT    SHARES
NEW YORK TAX-EXEMPT FUND                   (000)      (000)      (000)     (000)
--------------------------------------------------------------------------------
MONEY MARKET
  Issued                             $ 1,355,937  1,355,937 $1,223,903 1,223,903
  Issued in Lieu of Cash
    Distributions                         34,238     34,238     35,923    35,923
  Redeemed                           (1,185,937)(1,185,937)  (903,769) (903,769)
    Net Increase (Decrease)             204,238     204,238    356,057   356,057
--------------------------------------------------------------------------------
INSURED LONG-TERM
Investor Shares
  Issued                             $   448,725     40,147 $  403,688    38,411
  Issued in Lieu of Cash
    Distributions                         52,539      4,701     57,454     5,455
  Redeemed                             (885,618)   (79,483)  (386,687)  (37,068)
    Net Increase (Decrease)--
    Investor Shares                    (384,354)   (34,635)     74,455     6,798

Admiral Shares
  Issued                                 674,303     60,492         --        --
  Issued in Lieu of Cash Distributions     9,225        819         --        --
  Redeemed                               (61,453)    (5,432)        --        --
    Net Increase (Decrease)--
    Admiral Shares                       622,075     55,879         --        --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard New York Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Exempt Money Market Fund and New York Insured Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

JANUARY 7, 2002


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION (UNAUDITED) FOR VANGUARD NEW YORK TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The Insured Long-Term Tax-Exempt Fund distributed $580,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

* Choose to receive all fund reports, as well as prospectuses, online. * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard
board             is              noted             in              parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q760 012002